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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                 --------------
                                    FORM 8-K
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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report October 2, 1998
              (Date of earliest event reported): October 2, 1998



                              HARBINGER CORPORATION
                (Exact name of Company specified in its charter)




          GEORGIA                         0-26298                 58-1817306
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)





       1277 LENOX PARK BOULEVARD, ATLANTA, GEORGIA             30319
         (Address of principal executive offices)            (Zip Code)







                                 (404) 467-3000
                (Company's telephone number, including area code)


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Item 5.  Other Events.

         Harbinger Corporation issued a press release on October 2, 1998, the text of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99.1 Text of Press Release of Harbinger Corporation, dated October 2, 1998.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              HARBINGER CORPORATION



                              /s/ Joel G. Katz
                              -----------------------------
                              JOEL G. KATZ
                              Chief Financial Officer
                              (Principal Financial Officer;
                              Principal Accounting Officer)



Date:  October 2, 1998



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                                  EXHIBIT INDEX

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Exhibit
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
  99.1   Text of Press Release of Harbinger Corporation, dated October 2,
         1998.
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